Fulton Financial Corporation

B. Riley & Co.
New York Bank Conference

November 18, 2008

The following presentation may contain forward-looking statements about Fulton Financial Corporation’s financial condition, business, strategies, products and services. Forward-looking statements are encouraged by the Private Securities Litigation Reform Act of 1995. Such forward-looking statements reflect the
Corporation’s current views and expectations based largely on information currently available to its management, and on its current expectations, assumptions, plan, estimates, judgments, and projections about its business and its industry, and they involve inherent risks, contingencies, uncertainties and other factors.
Although the Corporation believes that these forward-looking statements are based on reasonable estimates and assumptions, the Corporation is unable to provide any assurance that its expectations will, in fact, occur or that its estimates or assumptions will be correct and actual results could differ materially from those expressed or implied by such forward-looking statements and such statements are not guarantees of future performance. The Corporation undertakes no obligation to update or revise any forward-looking statements.
Accordingly, investors and others are cautioned not to place undue reliance on such forward-looking statements.

Many factors could affect future financial results including, without limitation, acquisition and growth strategies; market risk; changes or adverse developments in economic, political or regulatory conditions; a continuation or worsening of the current disruption in credit and other markets, including the lack of or reduced access to, and the abnormal functioning of markets for mortgage and other asset-backed securities and for commercial paper and other short-term borrowings; the effect of competition and interest rates on net interest margin and net interest income; investment strategy and income growth; investment securities gains;
declines in the value of securities which may result in charges to earnings; changes in rates of deposit and loan growth; asset quality and the impact on assets from adverse changes in the economy and in credit and other markets and resulting effects on credit risk and asset values; balances of risk-sensitive assets to risk-
sensitive liabilities; salaries and employee benefits and other expenses; amortization of intangible assets;
goodwill impairment; capital and liquidity strategies; and other financial and business matters for future periods.

For a more complete discussion of certain risks and uncertainties affecting the Corporation, please see the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and
Results of Operations” set forth in the Corporation’s filings with the Securities and Exchange Commission.

Forward-Looking Statement

Presentation Outline

Corporate Overview

Strategy

Quarterly Commentary

Loan Summary

Financial Performance

Fulton Financial Profile

Mid-Atlantic regional financial holding company

A family of 10 community banks in 5 states

Fulton Financial Advisors / Fulton Mortgage Co.

267 community banking offices

Asset size:  $16 billion

3900 Team Members

Market capitalization:  $ 1.8 billion

Book value (9/30/08) : $9.18

Tangible book value (9/30/08): $5.46

Strategic Plan

Superior
Employee Engagement

Superior
Customer Experience

Superior
Operating Efficiency

Superior
Financial Results

Capital (as of 09/30/08)

Total Capital (GAAP):                                         $1.6 billion

Total Regulatory Capital:                                           $1.5 billion

Ratios:

Total Risk-Based Capital                                   11.90%

Tier 1 Risk-Based Capital                                  9.10%

Leverage Capital                                       7.50%

Tangible Common Equity                6.20%

Capital Purchase Program

Balance sheet strength

Market share opportunities

Meet needs of strong new customers

Maintain strength relative to peers

Potential acquisitions

- The Bank
- The Columbia Bank
- Delaware National Bank
- FNB Bank
- Fulton Bank
- Hagerstown Trust
- Lafayette Ambassador Bank
- The Peoples Bank of Elkton
- Skylands Community Bank
- Swineford National Bank

Pennsylvania
LYCOMING
COLUMBIA
MONTOUR
UNION
CENTRE
SNYDER
NORTHUMBERLAND
NORTHAMPTON
SCHUYLKILL
LEHIGH
DAUPHIN
BERKS
LEBANON
BUCKS
CUMBERLAND
LANCASTER
MONTGOMERY
CHESTER
FRANKLIN
YORK
DELAWARE
SUSSEX
WARREN
MORRIS
SOMERSET
HUNTERDON
MIDDLESEX
MERCER
MONMOUTH
New Jersey
BURLINGTON
OCEAN
CAMDEN
GLOUCESTER
SALEM
ATLANTIC
NEW CASTLE
KENT
SUSSEX
Delaware
WASHINGTON
Maryland
CECIL
FREDERICK
BALTIMORE
BALTIMORE CITY
HOWARD
MONTGOMERY
PRINCE GEORGES
FAIRFAX
Virginia
RICHMOND
NEWPORT NEWS
VIRGINIA BEACH
CHESAPEAKE

FULTON FINANCIAL
CORPORATION

Our Markets

Affiliate Consolidation- Maryland

Hagerstown Trust and Peoples Bank
of Elkton

Divisions of The Columbia Bank
Q3/09

Statewide $2.4 billion franchise

Leverage brand and marketing
resources

After conversion: Total of 8 affiliate
banks, previous high of 15

Q3/08 Quarterly Comments

Reported EPS of 17 cents

Good performance relative to
peers

Q3/08 Quarterly Comments

Market share opportunities

Good new net account growth

Customer funding a challenge

Strong deposit-related account fee
income

Q3/08 Quarterly Comments

Strong loan demand

Strong loan growth

Disciplined underwriting

Building a quality base for the future

Delinquency Trends

Residential Mortgage Delinquency:

5.76

5.50

5.49

6.49

Total

2.81

2.58

3.14

3.52

90 Days

0.73

1.04

.96

0.72

60 Days

2.22

1.88

1.39

2.26

30 Days

9/30/2008

6/30/2008

3/31/2008

12/31/2007

Direct Consumer Delinquency:

.92

.81

.77

.85

Total

.35

.32

.32

.26

90 Days

.18

.14

.13

.14

60 Days

.38

.35

.31

.45

30 Days

9/30/2008

6/30/2008

3/31/2008

12/31/2007

Q3/08 Quarterly Comments

Market-provided opportunity to
improve loan yields

More competitive deposit pricing

Margin stability

Yield curve

46 relationships with commitments to lend

             of $20 million or more

Maximum individual commitment of
$33 million

Average commercial lending relationship
size is $428,577

Loans and corresponding relationships are
within Fulton’s geographic market area

Summary of Larger Loans

Loan Diversification (as of 09/30/08)

8%

14%

11%

33%

30%

4%

Commercial

Commercial

Mortgage

Res Mtg

Home Equity

Construction

Consumer and

other

Commercial Loan Concentration by Industry (as of 09/30/08)

Industry

%

Construction

24.7

RE - Investor - Owned

24.0

Services

14.5

Manufacturing

7.1

Retail

6.0

Health Care

5.6

Agriculture

5.1

Wholesale

4.4

Other

2.9

Financial Services

2.4

Arts and Entertainment

2.1

Transportation

1.2

100.0

Loan Distribution by Affiliate

2008

08 v. 07

%

Aver Bal

Growth

Growth

(dollars in thousands)

Pennsylvania

6,166,700

$

401,700

$

7%

New Jersey

2,367,300

229,500

11%

Maryland

1,584,900

32,100

2%

Virginia

1,108,300

162,200

17%

Delaware

337,600

25,400

8%

80

81

79

79

79

73

70

68

66

66

58

85

0

20

40

60

80

100

Quality & Improvement*

Commitment (-)

Immediate Supervisor*

Job Itself*

Service Climate*

Company Image*

Training & Development*

Organizational Leadership (-)

Work Processes*

Communication*

Pay and Benefits*

Teamwork & Collaboration*

Categories above 65% are considered strengths - <60% considered areas that need improvement.  * = Category results as good or better than prior

Overall Survey Results

Superior Customer Satisfaction

*Retail:

90% extremely/very satisfied

Commercial:

90% extremely/very satisfied

*Compared to national average of 63%

  Source: American Banker/Gallup Consumer Survey

Status of the Corporation

Capital strong

Financial performance
compares well to peers

Quality loan growth

Market opportunities

Investing for the future –
branches, technology, training

Financial Performance

Peer Comparisons

Quarter ended 9-30-08

EPS decrease of 11%

Peer median decrease of 24%

6thout of 24 peer banks

Peer median decrease of 72%

7thout of top 50 banks

Nine months ended 9-30-08

EPS decrease of 17%

Peer median decrease of 18%

12thout of 24 peer banks

Top 50 median decrease of 44%

12thout of top 50 banks

International Bancshares Corporation

Old National Bancorp

South Financial Group, Inc.

Susquehanna Bancshares, Inc.

TCF Financial Corporation

Trustmark Corporation

UMB Financial Corporation

United Bankshares, Inc.

Valley National Bancorp

Whitney Holding Corporation

Wilmington Trust Corporation

Associated Banc-Corp

BancorpSouth, Inc.

Bank of Hawaii Corporation

BOK Financial Corporation

Citizens Republic Bancorp

City National Corporation

Colonial BancGroup, Inc.

Commerce Bancshares, Inc.

Cullen/Frost Bankers, Inc.

First Citizens BancShares, Inc.

First Midwest Bancorp, Inc.

First Merit Corporation

Peer Group

Income Statement Summary
(Nine Months Ended September 30th)

2008

2007

$

%

(dollars in thousands)

Net Interest Income

391,810

$

365,090

$

26,720

$

7%

Loan Loss Provision

(54,630)

(8,260)

(46,370)

561%

Other Income

116,440

110,540

5,900

5%

Credit Card Sale Gain

13,910

-

13,910

nm

Securities Gains

(29,900)

2,280

(32,180)

nm

Other Expenses

(305,550)

(307,010)

1,460

0%

Income Taxes

(35,830)

(48,100)

12,270

-26%

Net Income

96,250

$

114,540

$

(18,290)

$

-16%

Income Statement Summary
(Nine Months Ended September 30th)

2008

2007

$

%

(dollars in thousands)

Net Interest Income

391,810

$

365,090

$

26,720

$

7%

Loan Loss Provision

(54,630)

(8,260)

(46,370)

561%

Other Income

116,440

110,540

5,900

5%

Credit Card Sale Gain

13,910

-

13,910

nm

Securities Gains

(29,900)

2,280

(32,180)

nm

Other Expenses

(305,550)

(307,010)

1,460

0%

Income Taxes

(35,830)

(48,100)

12,270

-26%

Net Income

96,250

$

114,540

$

(18,290)

$

-16%

Income Statement Summary
(Nine Months Ended September 30th)

2008

2007

$

%

(dollars in thousands)

Net Interest Income

391,810

$

365,090

$

26,720

$

7%

Loan Loss Provision

(54,630)

(8,260)

(46,370)

561%

Other Income

116,440

110,540

5,900

5%

Credit Card Sale Gain

13,910

-

13,910

nm

Securities Gains

(29,900)

2,280

(32,180)

nm

Other Expenses

(305,550)

(307,010)

1,460

0%

Income Taxes

(35,830)

(48,100)

12,270

-26%

Net Income

96,250

$

114,540

$

(18,290)

$

-16%

Income Statement Summary
(Nine Months Ended September 30th)

2008

2007

$

%

(dollars in thousands)

Net Interest Income

391,810

$

365,090

$

26,720

$

7%

Loan Loss Provision

(54,630)

(8,260)

(46,370)

561%

Other Income

116,440

110,540

5,900

5%

Credit Card Sale Gain

13,910

-

13,910

nm

Securities Gains

(29,900)

2,280

(32,180)

nm

Other Expenses

(305,550)

(307,010)

1,460

0%

Income Taxes

(35,830)

(48,100)

12,270

-26%

Net Income

96,250

$

114,540

$

(18,290)

$

-16%

Income Statement Summary
(Nine Months Ended September 30th)

2008

2007

$

%

(dollars in thousands)

Net Interest Income

391,810

$

365,090

$

26,720

$

7%

Loan Loss Provision

(54,630)

(8,260)

(46,370)

561%

Other Income

116,440

110,540

5,900

5%

Credit Card Sale Gain

13,910

-

13,910

nm

Securities Gains

(29,900)

2,280

(32,180)

nm

Other Expenses

(305,550)

(307,010)

1,460

0%

Income Taxes

(35,830)

(48,100)

12,270

-26%

Net Income

96,250

$

114,540

$

(18,290)

$

-16%

Income Statement Summary
(Nine Months Ended September 30th)

2008

2007

$

%

(dollars in thousands)

Net Interest Income

391,810

$

365,090

$

26,720

$

7%

Loan Loss Provision

(54,630)

(8,260)

(46,370)

561%

Other Income

116,440

110,540

5,900

5%

Credit Card Sale Gain

13,910

-

13,910

nm

Securities Gains

(29,900)

2,280

(32,180)

nm

Other Expenses

(305,550)

(307,010)

1,460

0%

Income Taxes

(35,830)

(48,100)

12,270

-26%

Net Income

96,250

$

114,540

$

(18,290)

$

-16%

Income Statement Summary
(Nine Months Ended September 30th)

2008

2007

$

%

(dollars in thousands)

Net Interest Income

391,810

$

365,090

$

26,720

$

7%

Loan Loss Provision

(54,630)

(8,260)

(46,370)

561%

Other Income

116,440

110,540

5,900

5%

Credit Card Sale Gain

13,910

-

13,910

nm

Securities Gains

(29,900)

2,280

(32,180)

nm

Other Expenses

(305,550)

(307,010)

1,460

0%

Income Taxes

(35,830)

(48,100)

12,270

-26%

Net Income

96,250

$

114,540

$

(18,290)

$

-16%

Average Loans
(Nine Months Ended September 30th)

2008

2007

$

%

(dollars in millions)

Commercial

3,510

$

3,160

$

350

$

11%

Comm'l Mort

3,690

3,300

390

12%

Resid Mort

900

730

170

23%

Home Equity

1,570

1,440

130

9%

Construction

1,300

1,390

(90)

-6%

Cons./Other

500

600

(100)

-17%

Total Loans

11,470

$

10,620

$

850

8%

Average Loans
(Linked Quarter)

3rd Q 08

2nd Q 08

$

%

(dollars in millions)

Commercial

3,560

$

3,510

$

50

$

1%

Comm'l Mort

3,820

3,700

120

3%

Resid Mort

950

890

60

7%

Home Equity

1,620

1,570

50

3%

Construction

1,290

1,290

-

0%

Cons./Other

460

460

-

0%

Total Loans

11,700

$

11,420

$

280

2%

Net Interest Margin

3.69

3.65

3.32

3.25

3.50

3.75

4.00

4.25

4.50

4.75

FFC

Peer

Top 50

Net Charge-Offs To Loans

0.52

0.75

0.29

0.00

0.10

0.20

0.30

0.40

0.50

0.60

0.70

0.80

90

91

92

93

94

95

96

97

98

99

00

01

02

03

04

05

06

07

09/08

FFC

Peer

Top 50

Investment Portfolio
(as of 09/30/08)

(in millions)

Mortgage-backed securities

1,193.4

$

Collateralized mortgage obligations

521.5

Municipal bonds

511.6

Corporate debt securities

170.1

Auction rate securities

157.0

FHLB and FRB stock

106.1

U.S. Treasuries and agencies

90.2

 Bank stocks

55.5

Other investments

30.4

Unrealized net loss

(29.3)

Total Investments

2,806.5

$

Efficiency Ratio

56.2

60.5

61.5

50.0

52.0

54.0

56.0

58.0

60.0

62.0

64.0

93

94

95

96

97

98

99

00

01

02

03

04

05

06

07

09/08

FFC

Peer

Top 50

Other Expense
(Nine Months Ended September 30st)

2008

2007

$

%

(dollars in thousands)

Salaries & Benefits

164,790

$

164,350

$

440

$

0%

Occupancy & Equip.

40,910

40,550

360

1%

Operating Risk Loss

19,110

26,460

(7,350)

-28%

Data Proc. & Software

13,810

13,230

580

4%

Marketing

9,520

7,870

1,650

21%

Supplies & Postage

8,520

8,420

100

1%

Telecommunications

5,960

6,190

(230)

-4%

Outside Services

5,870

4,580

1,290

28%

Legal & Audit

5,720

4,350

1,370

31%

Amortization

5,390

6,180

(790)

-13%

Other Expenses

25,950

24,830

1,120

5%

Total

305,550

$

307,010

$

(1,460)

$

0%

Fulton Financial Corporation

One Penn Square

Lancaster, PA  17602

www.fult.com

39